UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

WORTHINGTON INDUSTRIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-l l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6)	Amount Previously Paid:

7)	Form, Schedule or Registration Statement No.:

8)	Filing Party:

9)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 25, 2019. Meeting Information WORTHINGTON INDUSTRIES, INC. Meeting Type: Annual Meeting For holders as of: August 1, 2019 Date: September 25, 2019 Time: 3:00 P.M., EDT Location: Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/WOR19. The Company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/WOR19 and be sure to have the information that is printed in the box marked by the arrow (located on the reverse side). g XXXX XXXX XXXX XXXX You are receiving this communication because you hold common shares in the Company named above. This is not a ballot. You cannot use this notice to vote these common shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy(see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.   WORTHINGTON INDUSTRIES, INC. ATTN: INVESTOR RELATIONS 200 OLD WILSON BRIDGE ROAD COLUMBUS, OH 43085 See the reverse side of this notice to obtain proxy materials and voting instructions. E83575-P27827

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice of Annual Meeting of Shareholders Proxy Statement Company's 2019 Annual Report to Shareholders How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these proxy materials, including a proxy card, you MUST request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting proxy materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. g XXXX XXXX XXXX XXXX g XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 11, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet:  Before The Date of the Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.  During The Meeting: Go to www.virtualshareholdermeeting.com/WOR19. Have the information that is printed in the box marked bythe arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card. E83576-P27827

Voting Items The Board of Directors recommends that you vote FOR each of the listed nominees for election as a director, and FOR Proposals 2, 3 and 4.  1. Election of four directors, each to serve for a term of three years to expire at the 2022 Annual Meeting of Shareholders Nominees: 01) Kerrii B. Anderson 02) David P. Blom 03) John P. McConnell 04) Mary Schiavo 2. Approval of advisory resolution on executive compensation.  3. Approval of the Fourth Amendment to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan, to authorize 1,500,000 additional common shares. 4. Ratification of selection of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2020.  NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting. E83577-P27827

E83578-P27827